Exhibit 10.37

SIXTH AMENDMENT TO
LOAN AND SECURITY AGREEMENT

THIS SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of April 2, 2007 (the “Effective Date”), is entered into by and among Channell Commercial Corporation, a Delaware corporation (“Domestic Borrower”), Channell Commercial Canada, Inc., an Ontario corporation (“Canadian Borrower”), Channell Limited, a limited liability company incorporated under the laws of England and Wales (“CLU”), Channell Commercial Europe Limited, a limited liability company incorporated under the laws of England and Wales (“CCEL” and, together with CLU, “UK Borrowers”, and, together with Domestic Borrower, Canadian Borrower and CLU, “Borrowers”), Bank of America, N.A., as assignee of Banc of America Leasing and Capital, LLC, successor-in-interest to Fleet Capital Corporation, as Administrative Agent under the Loan Agreement referred to below (in such capacity, the “Administrative Agent”), BABC Global Finance Inc., as assignee of Fleet Capital Global Finance, Inc., as assignee of Fleet Capital Canada Corporation, as Canadian Agent under the Loan Agreement referred to below (in such capacity, the “Canadian Agent”), Bank of America, N.A., as successor-in-interest to Fleet National Bank, London U.K. Branch, as UK Agent under the Loan Agreement referred to below (in such capacity, the “UK Agent”), and the Lenders party to the Loan Agreement referred to below, with reference to the following facts:

RECITALS

A.            The Borrowers are party to the Loan and Security Agreement dated as of September 25, 2002 (as heretofore amended, the “Loan Agreement”), with the lenders party thereto from time to time (collectively, the “Lenders”), the Administrative Agent, the Canadian Agent, and the UK Agent, pursuant to which the Lenders have provided certain credit facilities to the Borrowers.

B.            Pursuant to the letter agreement dated as of July 25, 2006, by and among the Administrative Agent, Domestic Borrower and Canadian Borrower, the Administrative Agent consented to an intercompany loan by Domestic Borrower to Bushmans Group Pty Limited (“Busman Tanks”), an affiliate of Domestic Borrower, in an initial principal amount of $1,600,000, which loan was to mature on March 22, 2007 (such loan is hereafter referred to as the “Bushman Tanks Loan”). The current outstanding principal amount of the Bushman Tanks Loan is $943,000.

C.            Pursuant to the Waiver and Fifth Amendment to Loan and Security Agreement dated as of February 12, 2007, by and among the Borrowers, the Administrative Agent, the Canadian Agent, the UK Agent and the Lenders, the parties thereto agreed to amend the Loan Agreement to, inter alia, (i) temporarily decrease the amount of Reserves established under the Loan Agreement from $600,000 to $300,000 and (ii) temporarily decrease the Aggregate Availability required pursuant to Section 8.2.18 of the Loan Agreement from $1,500,000 to $500,000.

D.            The Borrowers have requested that the Lenders consent to an extension of the maturity date of, and an increase in the principal amount of, the Bushman Tanks Loan.

E.             The Lenders are willing to consent to such amendments, subject to the conditions hereof, including without limitation, (i) an increase in the required Aggregate Availability to $1,500,000 and (ii) an increase in the amount of the Reserves to $600,000.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the adequacy of which is hereby acknowledged, each of the undersigned hereby agrees as follows:

1.             Defined Terms. Any and all initially capitalized terms used in this Amendment without definition shall have the respective meanings specified in the Loan Agreement.

2.             Increase of Reserves. Without limiting its right to impose additional discretionary Reserves from time to time pursuant to Section 1.1.5 of the Loan Agreement, as of the Effective Date, the Reserves heretofore established by the Administrative Agent under the Loan Agreement shall be increased from $300,000 to $600,000.

3.             Increase in Aggregate Availability Requirement. Section 8.2.18 of the Loan Agreement is amended to read in full as follows:

“8.2.18 Aggregate Availability.

Permit Aggregate Availability to be less than $1,500,000.”

4.             Consent to Amendments to Bushman Tanks Loan. The Lenders hereby consent to an amendment to the Bushman Tanks Loan in order to (a) increase the aggregate outstanding principal amount from $943,000 to $1,193,000 and (b) to extend the maturity date from March 22, 2007 to June 30, 2007.

5.             Amendment Fee. In consideration of the agreement of the Agents and the Lenders to enter into this Amendment, Domestic Borrower hereby agrees to pay to the Administrative Agent on the Effective Date, for the sole account of the Domestic Lender, an amendment fee in the amount of $5,000 (the “Amendment Fee”), which fee shall be deemed fully-earned and non-refundable once paid. Domestic Borrower hereby acknowledges and agrees that the Administrative Agent may effect payment of the Amendment Fee by charging the full amount thereof to the Domestic Loan Account.

6.             Conditions Precedent. The effectiveness of this Amendment shall be subject to the prior satisfaction of the following conditions:

(a)           This Amendment. The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, an original of this Amendment, duly executed by the Borrowers, the Administrative Agent, the Canadian Agent, and the UK Agent;

(b)           Intercompany Note. The Administrative Agent shall received, in form and substance satisfactory to the Administrative Agent, an original amended and restated intercompany note evidencing the Bushman Tanks Loan duly executed by

Bushman Tanks, along with an original endorsement allonge for such note, duly executed by Domestic Borrower;

(c)           No Defaults. The Borrowers and all other Loan Parties shall be in compliance with all the terms and provisions of the Loan Documents applicable to such Person or its Property, and no Default or Event of Default shall have occurred and be continuing;

(d)           Accuracy of Representations and Warranties. All of Borrowers’ representations and warranties contained herein shall be true and correct on and as of the date of execution hereof; and

(e)           Payment of the Amendment Fee. The Administrative Agent shall have received the Amendment Fee.

7.                                       Representations and Warranties.

(a)           Reaffirmation of Prior Representations and Warranties. Each Borrower hereby reaffirms and restates as of the date hereof all of the representations and warranties made by such Borrower in the Loan Agreement and the other Loan Documents, which shall be true and correct in all material respects, except to the extent such representations and warranties specifically relate to an earlier date.

(b)           No Default. No Default or Event of Default has occurred and remains continuing under any of the Loan Documents.

8.                                       Miscellaneous.

(a)           Reference to Loan Agreement. The Loan Agreement, each of the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference therein to the Loan Agreement shall mean a reference to the Loan Agreement as amended by this Amendment.

(b)           Loan Agreement Remains in Effect. The Loan Agreement and the other Loan Documents remain in full force and effect and the Borrowers ratify and confirm their agreements and covenants contained therein.

(c)           APPLICABLE LAW. THIS AMENDMENT SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN THE STATE OF CALIFORNIA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

(d)           Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

[signature page follows]

IN WITNESS WHEREOF, the parties have entered into this Amendment by their respective duly authorized officers as of the date first above written.

Channell Commercial Corporation,
a Delaware corporation

By:	/s/ Patrick E. McCready
Name:	Patrick E. McCready
Title:	CFO

Channell Commercial Canada Inc.,
an Ontario corporation

By:	/s/ William H. Channell, Jr
Name:	William H. Channell, Jr
Title:	President & CEO

Channell Limited,
a limited liability company incorporated
under the laws of England and Wales

By:	/s/ William H. Channell, Jr
Name:	William H. Channell, Jr
Title:	President & CEO

Channell Commercial Europe Limited,
a limited liability company incorporated
under the laws of England and Wales

By:	/s/ William H. Channell, Jr
Name:	William H. Channell, Jr
Title:	President & CEO

Bank of America, N.A.,
(as assignee of Banc of America
Leasing and Capital, LLC, successor-
in-interest to Fleet Capital Corporation),
as Administrative Agent and as sole
Domestic Lender

By:	/s/ Matthew R. Van Steenhuyse
Matthew R. Van Steenhuyse
Senior Vice President & Portfolio Manager

Bank of America, N.A., Canada Branch
(successor to BABC Global Finance Inc.)

By:	/s/ Nelson Lam
Name:	Nelson Lam
Title:	Vice President

Bank of America, N.A.
(successor-in-interest to Fleet National Bank,
London U.K. Branch), as UK Agent and as UK
Lender

By:	/s/ Matthew R. Van Steenhuyse
Matthew R. Van Steenhuyse
Senior Vice President & Portfolio Manager